EXHIBIT C
DIRECTORS AND EXECUTIVE OFFICERS OF THE FILING PERSONS
The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.
I. P.P. LUXCO HOLDINGS II S.A.R.L.

(i)	Dr. Francesco Bellini
(ii)	Manager
(iii)	Canada
(iv)	Chief Executive Officer, Neurochem Inc.
(v)	Picchio International Inc.,
759 Square Victoria, Suite 224,
Montreal (Quebec), H2Y 2J7, Canada

(i)	Jean-Christophe Dauphin
(ii)	Manager
(iii)	Luxembourg
(iv)	Fortis Intertrust Luxembourg
(v)	65, Boulevard Grande Duchesse Charlotte
1331 Luxembourg, Grand Duchy of Luxembourg

(i)	Carl Speecke
(ii)	Manager
(iii)	Luxembourg
(iv)	Fortis Intertrust Luxembourg
(v)	65, Boulevard Grande Duchesse Charlotte
1331 Luxembourg, Grand Duchy of Luxembourg
II. PICCHIO PHARMA INC.

(i)	Andre Desmarais
(ii)	Deputy-Chairman and Director
(iii)	Canada
(iv)	President and Co-Chief Executive Officer, Power Corp.; Chairman, Power Tech
(v)	751 Square Victoria,
Montreal, Quebec, H2Y 2J3, Canada

(i)	Dr. Francesco Bellini
(ii)	Chairman, President and Director
(iii)	Canada

(iv)	Chief Executive Officer, Neurochem Inc.
(v)	Picchio International Inc.,
759 Square Victoria, Suite 224,
Montreal (Quebec), H2Y 2J7, Canada

(i)	Charles Cavell
(ii)	Director
(iii)	Canada
(iv)	Retired
(v)	c/o Picchio International Inc.
759 Square Victoria, Suite 224,
Montreal, Quebec, H2Y 2J7, Canada

(i)	Peter Kruyt
(ii)	Director
(iii)	Canada
(iv)	Vice President, Power Corp.; President and CEO, Power Tech
(v)	751 Square Victoria,
Montreal, Quebec, H2Y 2J3, Canada

(i)	Dr. Gervais Dionne
(ii)	Director
(iii)	Canada
(iv)	Chief Executive Officer
(v)	ViroChem Pharma Inc.
275 Armand Frappier Blvd., Laval QC H7V 4A7

(i)	Marisa Bellini
(ii)	Director
(iii)	Canada
(iv)	Director, Picchio International Inc.
(v)	Picchio International Inc.,
759 Square Victoria, Suite 224,
Montreal, Quebec H2Y 2J7

(i)	Pierre Larochelle
(ii)	Director
(iii)	Canada
(iv)	President and Chief Executive Officer, Adaltis Inc.
(v)	Adaltis Inc.,
10,900 Hamon,
Montreal,Quebec H3M 3A2, Canada

(i)	Luc Jobin
(ii)	Director
(iii)	Canada

(iv)	Exec. Vice President of Power Corp.
(v)	Power Corporation of Canada,
751 Victoria Square, Montreal, Quebec, H2Y 2J3, Canada

(i)	Martin Cauchon
(ii)	Director
(iii)	Canada
(iv)	Attorney, Gowling Lafleur Henderson LLP
(v)	Gowling Lafleur Henderson LLP
1 Place Ville Marie, 37th Floor, Montreal, Quebec, H3B 3P4, Canada

(i)	Roberto Bellini
(ii)	Executive Vice President
(iii)	Canada
(iv)	Picchio Pharma Inc.
(v)	759 Square Victoria, suite 224, Montreal, Quebec, H2Y 2J7, Canada
III. FMRC FAMILY TRUST

(i)	John W. Churchill
(ii)	Trustee, FMRC Trust
(iii)	Canada
(iv)	Chartered Accountant (Retired)
(v)	10627 Bradbury Drive SW
Calgary, Alberta, T2W 1A9

(i)	Vernon H. Strang
(ii)	Trustee, FMRC Trust
(iii)	Canada
(iv)	Chartered Accountant (Retired)
(v)	39 Scimitar View NW
Calgary, Alberta, T3L 2B4
IV. POWER TECHNOLOGY INVESTMENT CORPORATION

(i)	Andre Desmarais
(ii)	Director
(iii)	Canada
(iv)	President and Co-Chief Executive Officer, Power Corp.; Chairman, Power Tech
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Paul G. Desmarais, P.C., C.C
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Executive Committee, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Anthony R. Graham
(ii)	Director
(iii)	Canada
(iv)	President, Wittington Investments, Limited
(v)	Wittington Investments, Limited
22 St. Clair Avenue East
Suite 2001
Toronto, ON M4T 2S7

(i)	Peter Kruyt
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp., President and CEO, Power Tech
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Michel Plessis-Belair
(ii)	Director
(iii)	Canada
(iv)	Vice-Chairman, Power Corp.
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Nathalie Pratte
(ii)	Director
(iii)	Canada
(iv)	President
(v)	Le Groupe Conseil Enviro-Strategies Inc.
1 Westmount Square, bureau 700
Westmount, QC, Canada H3Z 2P9

(i)	Luc Jobin
(ii)	Director
(iii)	Canada
(iv)	Exec. Vice President of Power Corp.
(v)	Power Corporation of Canada,
751 Victoria Square, Montreal, QC, H2Y 2J3, Canada

(i)	Leslie Raenden
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Exec. Vice-President, Power Tech
(v)	Power Technology Investment Corporation
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Gerard Veilleux
(ii)	Director
(iii)	Canada
(iv)	Vice-President, Power Corp. & President of Power Communications Inc.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Edgard F. Kaiser Jr.
(ii)	Director
(iii)	Canada
(v)	102-1590 Boulevard Avenue
West Vancouver BC V7V 1A7

(i)	Francois Plamondon
(ii)	Director
(iii)	Canada
(v)	4200 St. Laurent Blvd. # 1203
Montreal QC H2W 2R2